2005 Analyst
Conference
©
A
Strategically
Delivering On Our
Long-Term Value
Proposition
Drew Evans
Senior Vice President and CFO

2005 Analyst
Conference

Important Note to Investors
Forward Looking Statements:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as
"anticipate," "assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may,"
"plan," "predict," "project,” "future," "seek," "should," "target," "will," "would," or similar expressions.
Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL
Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the Securities and Exchange Commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

2005 Analyst
Conference

Important Note to Investors
Non-GAAP Measures:
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations.  EBIT is a non-GAAP (accounting principles generally accepted in the United States of America)
financial measure.  Items that are not included in EBIT are financing costs, including debt and interest expense, income taxes and the cumulative effect of changes in accounting principles.  The company evaluates each of these items on a consolidated level and believes
EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes.  These items are included in the company’s calculation of operating income.  The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company’s operating performance than operating income or net income as determined in accordance with GAAP.  In addition, the company’s EBIT or operating margin may not be comparable to similarly titled measures of another company.

AGL Resources

[redacted]

JISH, 4%
SouthStar, 5%
Sequent, 6%
Distribution Operations, 85%

2005 Analyst
Conference

ATG: Strong Regulated Asset Base
December 2005 (Expected)
Consolidated Assets by Segment
Sequent’s total assets exclude
receivables that net against
payables as of December 31,
2005

AGL Resources

	2002A	2003A	2004A	2005E	2006E
Average Debt	$1,412	$1,255	$1,274	$1,830	$1,900
Total Capital	$2,112	$2,083	$2,439	$3,262	$3,424
ROIC	7.4%	8.4%	7.6%	7.9%	8.0%

LTM Return on Equity (%)
20.0%
15.0%
10.0%
5.0%
13.0%
11.2%
17.1%
ATG*
LDC Mean
Diversified-Mean

2005 Analyst
Conference

Must continue to focus
on capital deployment
and maximizing return
on our asset base
Return on Invested Capital
(ROIC)
Return on Equity (LTM)
* Annualized for NUI and JISH acquisitions
Returns Have Improved, But We
Still Have Work To Do

AGL Resources

$500
$400
$300
$200
$100
$-
$(100)
EBIT ($ in millions)
2001
2002
2003
2004
2005E
Calendar Year ended December 31
Energy Investments
Wholesale Services
Retail Energy
Distribution Operations
Corporate

2005 Analyst
Conference

ATG Earnings Growth
Maintained Strong Regulated Earnings
Distribution Operations
earnings represent over
76% of consolidated EBIT

AGL Resources

EPS
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.36
$1.54
$1.84
$1.95
$2.18
$2.35
$0.10
2000A
2001A
2002A
2003A
2004A
2005P

2005 Analyst
Conference

AGL Resources Core EPS*
2000-2005
*Basic earnings per share excluding 12-cents in adjustments related to a lower effective tax rate as compared to statutory rates, acceleration of gains on economically-hedged storages, property sales, charitable contributions and NUI and Jefferson
Island contribution adjustments related to higher outstanding shares in 2004;  an 8-cent gain on the sale of the Caroline Street campus, net of the donation of the proceeds to a charitable organization in 2003; a 13-cent gain on the sale of Utilipro in
2001; and a 4-cent gain on certain items in 2000. Our basic earnings per share were $2.30 in 2004, $2.03 in 2003, $1.67 in
2001 and $1.40 in 2000.

Total Debt* ($millions)
Debt/Cap (%)
$2,500
$2,000
$1,500
$1,000
$500
$0
70.0%
60.0%
50.0%
67.0%
59.0%
58.6%
58%
55%
$1,410
$1,339
$1,957
$2,000
$1,903
2002
2003
2004
2005P
2006P

2005 Analyst
Conference

We Continue to Improve Our
Balance Sheet
Senior Unsecured Ratings:
S&P:                           BBB+
Moody’s:                    Baa1
Fitch:                          A-
* As of December 31

AGL Resources

Credit Facility Liquidity
Total Debt Liquidity
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$245
$810
$1,275
$1,450
$1,755
$121
$214
$485
$519
$610
2002
2003
2004
2005P
2006P

2005 Analyst
Conference

Available Liquidity*
(as of December 31)
Credit Facility Liquidity = available Credit Facility and Cash and Cash
Equivalents less outstanding Commercial Paper
Total Debt Liquidity = debt available up to 70% debt to cap ratio
*Bank facility increased to $850mm with 5 year term in August 2005
Significant Improvement in Liquidity

In millions	December 31, 2005P	December 31, 2006P
Short-term Debt	$383	$287
Medium Term Notes	208	208
Senior Notes	975	1,125
Capital Leases	9	8
Revenue Bonds	200	200
Notes Payable to Trusts	225	75
Total Debt	2,000	1,903
Common Equity	1,478	1,570
Total Capitalization	$3,478	$3,473
Total Debt to Total Capitalization	58%	55%

$588, 29%
$1,412, 71%
Floating Rate Debt
Fixed Rate Debt

$492, 26%
$1,411, 74%
Floating Rate Debt
Fixed Rate Debt

2005 Analyst
Conference

Projected As of December 31, 2005
Projected As of December 31, 2006
$1,501
$1,501
Includes $100 of interest rate swaps
Projected Debt Profile

AGL Resources

Interest Coverage
Interest Rate
FFO Interest Coverage
Average Cost of Debt
5.0x
4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
8.0%
7.0%
6.0%
5.0%
4.0%
6.9%
4.1x
4.4x
6.0%
4.8x
6.0%
4.4x
6.0%
4.5x
6.1%
2002
2003
2004
2005P
2006P

2005 Analyst
Conference

Average Debt  ($MM) -  $1,412                 $1,255                 $1,274                  $1,830                 $1,900
Reduced Cost of Debt
and Improved Interest Coverage

AGL Resources

$500
$400
$300
$200
$100
$0
FFO
70
113
36
45
75
169
40
95
101
226
23
47
116
172
13
30
121
170
14
31
128
164
13
38
135
152
18
45
2003
2004
2005P
2006P
2007P
2008P
2009P
PRP
ERC
Other Cap Ex
Dividends*

2005 Analyst
Conference

Cash Flow Projections
Excess cash available
for debt pay-down,
dividend increases or
growth initiatives
A Strong Long-Term Outlook Due to the Extension of PRP Rider
Program and Completion of ERC Rider Program
‘05-’09 FFO
CAGR = 7.7%
Assumes 5% dividend increase 2007-2009
($MM)
Does not include
potential Jefferson
Island Storage
expansion

AGL Resources

Dividend Payout Ratio

Payout Ratio
Dividend
75%
70%
65%
60%
55%
50%
45%
40%
$1.50
$1.25
$1.00
70%
59%
57%
50%
55%
59%
$1.08
$1.08
$1.12
$1.16
$1.30
$1.48
2001
2002
2003
2004
2005P
2006P

2005 Analyst
Conference

•
Dividend increased 19% to $1.48 annually in November 2005
•
Dividend payout ratio increased significantly to 55% for 2005 estimated
EPS and 59% for 2006 estimated EPS
•
Current dividend yield of 4.1%
Dividend Payout Continues
to Improve
LDC average payout
ratio 65%

AGL Resources

20
18
16
14
12
10
ATG
Peers
15.8
16.2
15.2
16.2
14.1
15.1
Trailing 12-Months
2005 P/E (x)
2006 P/E (x)

6%
4%
2%
0%
4.1%
4.4%
1.7%
2.1%
Dividend Yield
ATG
Peers
S&P500
DJIA

2005 Analyst
Conference

Notes:
1.
LDC Peer Group includes ATO, GAS, LG, NJR, NWN,
PGL, PNY, and WGL
2.
P/E based on closing stock prices on November 8, 2005
and First Call consensus as of November 8, 2005
3.
Yield as of November 8, 2005
Dividend Yield
P/E
ATG Valuation

2005 Analyst
Conference

Key Issues
•
Regulatory compact and future filings
•
Gas price fluctuations
•
Inventory, accounts receivable and bad debt trends
•
Interest rate changes
•
Growth

2005 Analyst
Conference

Regulatory Compact to Foster
Annuity-Like Earnings
•
Stay-outs in Georgia (5 years) and New Jersey
(5-year rate freeze with 75% sharing in years 4 and
5)
•
Straight-fixed variable rates in Georgia
•
Pipeline replacement program (PRP) in Georgia;
applied for in New Jersey
•
Weather normalization programs (WNA) in New
Jersey, Tennessee and Virginia
•
PGA adjustment for bad debt in Tennessee
•
Sequent asset manager for all utilities
•
SouthStar reliance on fixed charges

AGL Resources

Authorized ROEs
13%
12%
11%
10%
9%
8%
7%
6%
5%
10.9%
10.2%
10.9% - 11.4%
10.0%
11.3%
AGLC
CGC
VNG
ETG
FCG

2005 Analyst
Conference

1% Change in
Authorized ROE
-$16MM
+16MM
-$3MM
+3MM
1% Change in Equity
Capital Structure
-$3.5MM
+3.5MM
-$400K
+400K
VNG
Distribution Operations
VNG
Distribution Operations
Regulatory Sensitivities

AGL Resources

100
80
60
40
20
0
Gross Margin ($mm)
$43
$21
$19
$17
$50
$26
YTD Sep-05
4Q 2005
2006
GAAP
Economic

2005 Analyst
Conference

$1 price change moves $3mm
YTD September 2005 Economic refers to the expected gross margin, after regulatory sharing, to be recognized as GAAP earnings by Sequent upon withdrawal during Q4 2005 and Q1
2006.  Economic operating margin for 2006 refers to expected operating margin, after regulatory sharing (excluding any additional mark-to-market gains or losses) separate from the carry-over margin impact from Q1 withdrawals of $26.
Sequent Margin Experience

AGL Resources

$600
$500
$400
$300
$200
$100
$-
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%

	Dec-01	Dec-02	Dec-03	Dec-04	Sep-05A	Dec-05E
Accounts Receivable (in millions)	$78	$104	$116	$201	$89	$295
Inventory (in millions)	$190	$149	$235	$325	$509	$390
Bad Debt as a % of Revenues	2.7%	1.8%	1.2%	0.7%	0.6%	0.6%

2005 Analyst
Conference

Inventory, Accounts Receivable
and Bad Debt Trends
Accounts receivable, and bad debt as a % of revenues are for Distribution Operations and Retail Energy Operations
(SouthStar).  Accounts receivable is net of allowance for doubtful accounts and excludes unbilled receivables.  Inventory includes natural gas stored underground and LNG for Distribution Operations, Wholesale Services and Retail Energy.
Bad debt as a
% of revenues
for 2006P =
0.7%

2005 Analyst
Conference

2006 Earnings Guidance
Earnings
$320MM
$340MM
$23MM
$27MM
Distribution Operations
Wholesale Services
Retail Operations
Energy Investments
Corporate/Other
-$124MM
-$119MM
$62MM
$68MM
$14MM
$18MM
-$5MM
-$3MM
-$112MM
-$116MM
Interest Expense
Income Taxes (38.3%)
Resulting Earnings per Share = $2.45 to $2.55
Outstanding Shares = 78.3 million
Excludes mark-to-mar
ket

gains and
losses

AGL Resources

Dividend Yield
Increase in Core EPS
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.5%
4.8%
11.7%
20.9%
4.6%
16.3%
9.8%
4.2%
5.6%
14.3%
3.7%
10.6%
10.9%
3.7%
7.2%
10.1%
4.1%
6.0%
2001A
2002A
2003A
2004A
2005P
2006P

2005 Analyst
Conference

Compounded Annual Growth of
Core EPS and Dividend Yield:
(2000-2004) = 8.2%
(2002-2006P) = 8.1%
Shareholder Return by Core EPS